SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant Under Rule 14a-12

Rick’s Cabaret International, Inc.
___________________________________________________________________
(Name of Registrant as Specified in Its Charter)

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RICK'S CABARET INTERNATIONAL, INC.
10959 CUTTEN ROAD
HOUSTON, TEXAS 77066

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2009

The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley),  Houston, Texas 77060, on Tuesday, August  18, 2009 at 10:00 AM (CST) for the following purposes:

(1)	To elect six (6) directors;
(2)	To ratify the selection of Whitley Penn LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009; and
(3)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on June 22, 2009, will be entitled to vote at the Annual Meeting or any adjournment thereof.  You are cordially invited to attend the Annual Meeting.

We have elected to furnish proxy materials and our Fiscal 2008 Annual Report on Form  10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to Securities and Exchange Commission rules, which should allow us to reduce costs. On or about July 6, 2009, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about July 6, 2009. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended September 30, 2008 and the proxy card are available at www.amstock.com/proxyservices/requestmaterials.asp.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
/S/ ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT
JULY 6, 2009
HOUSTON, TEXAS

RICK'S CABARET INTERNATIONAL, INC.
10959 CUTTEN ROAD
HOUSTON, TEXAS 77066

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2009

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley, “Rick’s North”),  Houston, Texas 77060, on Tuesday, August 18, 2009 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

We have elected to furnish proxy materials and our Fiscal 2008 Annual Report on Form  10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to new Securities and Exchange Commission rules, which should allow us to reduce costs.  On or about July 6, 2009, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about July 6, 2009.  The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended September 30, 2008 and the proxy card are available at www. www.amstock.com/proxyservices/requestmaterials.asp.  The cost of solicitation of proxies is being borne by the Company.

The close of business on June 22, 2009 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  As of June 22, 2009, there were 9,173,744  shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding.  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.  Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.  Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.  The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN and (ii) FOR THE RATIFICATION OF WHITLEY PENN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.
___________________________________________________________________

(1)  TO ELECT SIX (6) DIRECTORS FOR THE ENSUING YEAR
___________________________________________________________________

NOMINEES FOR DIRECTORS

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected Director will hold office until his successor shall have been elected and qualified.  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.  All of the nominees are presently our directors.

Eric S. Langan, age 41, has been a Director of the Company since 1998 and the President of the Company since March 1999.  Mr. Langan has been involved in the adult entertainment business since 1989.  From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc.  From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc.  Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses.  Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

Robert L. Watters, age 58, has been a director of the Company since 1986.  Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999.  He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas.  Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York State.  Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company.  Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University.  Since 1999, Mr. Watters has operated a cabaret in New Orleans.

Alan Bergstrom, age 64, has been a director of the Company since 1999.  Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm.  Mr. Bergstrom is also a registered stockbroker with Crescent Securities Group Inc.  From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc.  Mr. Bergstrom holds a B.B.A. Degree in Finance (1967) from the University of Texas.

Travis Reese, age 39, has been a director of the Company since 1999 and is the Company's Vice President, Corporate Secretary and Director of Technology.  From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Santa Fe, New Mexico.  During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche.  From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider.  From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines.  From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company.  Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

Steven L. Jenkins, age 52, has been a director of the Company since 2001.  Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas.  Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C.  Mr. Jenkins has a BBA Degree (1979) from Texas A&M University.  Mr. Jenkins is a member of the AICPA and the TSCPA.

Luke Lirot, age 51, became a Director on July 31, 2007.  Mr. Lirot received his law degree from the University of San Francisco in 1986.    After serving as an intern in the San Francisco Public Defender’s Office in 1986, Mr. Lirot returned to Florida and established a private law practice where he continues to practice and specializes in adult entertainment issues. He is a past President of the First Amendment Lawyers’ Association and has actively participated in numerous state and federal legal matters.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of six persons. The following table sets forth our Directors and executive officers:

Name	Age	Position
Eric S. Langan	41	Director and CEO/President
Phillip K. Marshall	59	Chief Financial Officer
Travis Reese	39	Director and V.P.—Director of Technology
Robert L. Watters	58	Director
Alan Bergstrom	64	Director
Steven L. Jenkins	52	Director
Luke Lirot	51	Director

Phillip Marshall became our Chief Financial Officer in May 2007.  Mr. Marshall was previously controller of Dorado Exploration, Inc., an oil and gas exploration and production company, from February 2007 to May 2007.    He previously served as Chief Financial Officer of CDT Systems, Inc., a publicly held water technology company, from July 2003 to January 2007.   In 1972, Mr. Marshall began his public accounting career with the international accounting firm, KMG Main Hurdman. After its merger with Peat Marwick, Mr. Marshall served as an audit partner at KPMG for several years.   After leaving KPMG, Mr. Marshall was partner in charge of the audit practice at Jackson & Rhodes in Dallas from 1992 to 2003, where he specialized in small publicly held companies.

RELATED TRANSACTIONS

Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors.  Since the beginning of our last fiscal year, we have not had any related transactions.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held four (4) meetings during the fiscal year ended September 30, 2008, and took action by unanimous written consent six (6) times.  There is no family relationship between or among any of the directors and executive officers of the Company.  All of our Directors attended at least 75% of our Board meetings.    We have three Directors who meet the definition of “independent director” under the Nasdaq Marketplace rules.

AUDIT COMMITTEE

The Company has an Audit Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  Mr. Jenkins, Mr. Bergstrom and Mr. Lirot are independent Directors.  The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors.  The Audit Committee meets privately with our Chief Financial Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Financial Officer both to the facts presented and to the judgments made by our outside independent registered public accounting firm.  Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2008 with our management.   Steven L. Jenkins serves as the Audit Committee’s Financial Expert.

In May 2000, our Board adopted a Charter for the Audit Committee.   A copy of the Audit Committee Charter can be found on our website at “Ricks.com”.  The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties.  The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs.  The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public.  The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.  A majority of the members of the Audit Committee will be independent.  The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal audit department.

The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2007 with management and our independent registered public accounting firm.  The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.  The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2008 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2008.

The Audit Committee held five (5) meetings during the fiscal year ended September 30, 2008.  All of our Audit Committee members attended at least 75% of our Audit Committee meetings.

NOMINATING COMMITTEE

The Company has a Nominating Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  In July 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director.   The Charter establishes the independence of our Nominating Committee and sets forth the scope of the Nominating Committee's duties.  A majority of the members of the Nominating Committee will be independent.  Pursuant to its Charter, the Committee has the power and authority to consider board nominees and proposals submitted by the Company's stockholders and to establish any procedures, including procedures to facilitate stockholder communication with the Board of Directors, and to make any such disclosures required by applicable law in the course of exercising such authority.  Stockholders who wish to submit a proposal for consideration by the Nominating Committee must comply with Rule 14a-8 of Regulation 14A.   All candidates, whether proposed by a stockholder or by any other means, shall be evaluated based on the criteria established by the Board of Directors.  Minimum criteria for non-employee candidates includes “independence” as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and Nasdaq Listing Rules and financial experience.  Additional criteria may include:  (a) satisfactory results of any background investigation; (b) experience and expertise; (c) financial resources; (d) time availability; (e) community involvement; and (f) such other criteria as the Nominating Committee may determine to be relevant.   A copy of the Nominating Committee’s Charter can be found on the Company’s website at www.Ricks.com.   The Nominating Committee held two (2) meeting during the fiscal year ended September 30, 2008.  All of our Nominating Committee members attended 100% of our Nominating Committee meetings.

COMPENSATION COMMITEE

The Company has a Compensation Committee whose members are Steven Jenkins, Alan Bergstrom and Luke Lirot.  Decisions concerning executive officer compensation for the fiscal year ending September 30, 2008 were made by the full Board of Directors.  Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.  The primary purpose of the Compensation Committee is to evaluate and review the compensation of executive officers.   The Compensation Committee does not have a written charter.  The Compensation Committee held one (1) meeting during the fiscal year ended September 30, 2008.   All of our Compensation Committee members attended at least 75% of our Compensation Committee meetings.

 Stockholder Communications

We do not currently have a process for security holders to send communications to the Board of Directors, which we believe is appropriate based on our size, the limited number of our stockholders and the limited number of communications which we receive.  However, we welcome comments and questions from our stockholders.  Stockholders can direct communications to our Chief Executive Officer, Eric Langan at our executive offices, 10959 Cutten Road, Houston, Texas  77066.  While we appreciate all comments from stockholders, we may not be able to individually respond to all communications.  We attempt to address stockholder questions and concerns in our press releases and documents filed with the SEC so that all stockholders have access to information about the Company at the same time.  Mr. Langan collects and evaluates all stockholder communications.  If the communication is directed to the Board of Directors generally or to a specific director, Mr. Langan will disseminate the communications to the appropriate party at the next scheduled Board of Directors meeting.  If the communication requires a more urgent response, Mr. Langan will direct that communication to the appropriate executive officer or director.  All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

DIRECTOR COMPENSATION

We do not currently pay any cash directors' fees, but we pay the expenses of our Directors in attending board meetings.  In July 2007, we issued 10,000 options to each Director who is a member of our audit committee and 5,000 options to our other Directors. These options have a strike price of $9.40 per share and expire in August 2009.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission.  Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements, with the exception of one filing by the Estate of Ralph McElroy.

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2008 and 2007 of certain executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Eric S. Langan,	2008	494,713	-0-	-0-	4,727(1)	-0-	-0-	10,478	509,918
President/CEO	2007	400,010	40,000	-0-	19,1259(1)	-0-	-0-	10,115	469,250
Phillip	2008	175,000	20,000	-0-	45,870(2)	-0-	-0-	6,056	246,926
Marshall, CFO	2007	50,481	-0-	-0-	4,725(2)			1,212	56,418
Travis Reese,	2008	193,226	-0-	-0-	4,727(3)	-0-	-0-	5,328	203,281
VP/ Chief	2007	178,308	-0-	-0-	23,900(3)			5,274	207,482
Technology
Officer

1	Mr. Langan received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation in August 2007.
2	Mr. Marshall received 20,000 options to purchase shares of our common stock at an exercise price of $9.40 as compensation in August 2007.
3	Mr. Reese received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation in August 2007.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
(a)	(b)	(c)	(d)	(e)	(e)	(g)	(h)	(i)	(j)
Eric S. Langan	5,000	0	0	2.54	9/14/09	0	0	0	0
	200,000	0	0	2.49	9/14/09	0	0	0	0
	5,000	0	0	2.80	7/20/10	0	0	0	0
	5,000		0	6.75	5/31/11	0	0	0	0
	5,000	0	0	9.40	8/24/09	0	0	0	0
Phillip Marshall	10,000	10,000	0	9.40	8/24/12	10,000	$98,200	0	0
Travis Reese	50,000	0	0	2.49	9/14/09	0	0	0	0
	5,000	0	0	2.80	7/20/10	0	0	0	0
	5,000		0	6.75	5/31/11	0	0	0	0
	5,000	0	0	9.40	8/24/09	0	0	0	0

DIRECTOR COMPENSATION

We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In August 2007, we issued 10,000 stock options to each Director who is a member of our Audit Committee and 5,000 options to our other Directors. These options become exercisable on August 24, 2008, have a strike price of $9.40 per share and expire in August 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Eric S. Langan	-0-	-0-	$4,727	-0-	-0-	-0-	$4,727(1)
Travis Reese	-0-	-0-	$4,727	-0-	-0-	-0-	$4,727(2)
Robert Watters	-0-	-0-	$9,450	-0-	-0-	-0-	$9,450(3)
Alan Bergstrom	-0-	-0-	$9,450	-0-	-0-	-0-	$9,450(4)
Steve Jenkins	-0-	-0-	$9,450	-0-	-0-	-0-	$9,450(5)
Luke Lirot	-0-	-0-	$9,450	-0-	-0-	-0-	$9,450(6)

1
On August 24, 2007, Mr. Langan received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Langan has a total of 220,000 options outstanding as of September 30, 2008.

2
On August 24, 2007, Mr. Reese received 5,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Reese has a total of 65,000 options outstanding as of September 30, 2008.

3
On August 24, 2007, Mr. Watters received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Watters has a total of 40,000 options outstanding as of September 30, 2008.

4
On August 24, 2007, Mr. Bergstrom received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Bergstrom has a total of 10,000 options outstanding as of September 30, 2008.

5
On August 24, 2007, Mr. Jenkins received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Jenkins has a total of 10,000 options outstanding as of September 30, 2008.

6
On August 24, 2007, Mr. Lirot received 10,000 options to purchase shares of our common stock at an exercise price of $9.40 as Director compensation for the fiscal year ending September 30, 2007; these options vested on August 24, 2008.    Mr. Lirot has a total of 10,000 options outstanding as of September 30, 2008.

EMPLOYMENT AGREEMENTS

We have a two year employment agreement with Eric S. Langan. Mr. Langan’s Employment Agreement extends through April 1, 2010 and provides for an annual base salary of $600,000. Mr. Langan’s Employment Agreement also provides for participation in all benefit plans maintained by us for salaried employees. Mr. Langan’s Employment Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of his Employment Agreement.

We also entered into a two year Employment Agreement with Phillip K. Marshall to serve as our Chief Financial Officer. Mr. Marshall’s Employment Agreement extends through May 30, 2011, and provides for an annual base salary of $200,000. Pursuant to Mr. Marshall’s Employment Agreement, Mr. Marshall is also eligible to participate in all benefit plans maintained by us for salaried employees. Under the terms of his Employment Agreement, Mr. Marshall is bound to a confidentiality provision and cannot compete with us upon the expiration of his Employment Agreement.

We also have a three-year employment agreement with Travis Reese. Mr. Reese’s Employment Agreement extends through February 1, 2010, and provides for an annual base salary of $192,500. Mr. Reese’s Employment Agreement also provides for participation in all benefit plans maintained by us for salaried employees. Mr. Reese is bound to a confidentiality provision and cannot compete with us upon the expiration of his Employment Agreement.

We have not established long-term incentive plans or defined benefit or actuarial plans.

EMPLOYEE STOCK OPTION PLANS

While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted stock option plans (the “Plans”) for employees and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plans also assist us and our subsidiaries in attracting and retaining key employees and directors. The Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

In August 1999, we adopted the 1999 Stock Option Plan (the “1999 Plan”) with 500,000 shares authorized to be granted and sold under the 1999 Plan. In August 2004, stockholders approved an Amendment to the 1999 Plan (the “Amendment”) which increased the total number of shares authorized to 1,000,000. In July 2007, stockholders approved an Amendment to the 1999 Plan (the “Amendment”), which increased the total number of shares authorized to 1,500,000. As of September 30, 2008, 420,000 stock options were outstanding under the 1999 Plan.  As of June 22, 2009, 648,000 of these stock options have been exercised.

EQUITY COMPENSATION PLAN INFORMATION (1)

The following table sets forth all equity compensation plans as of September 30, 2008:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	420,000	$3.86	438,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at June 22, 2009, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.   As of June 22, 2009, there were 9,173,744 shares of common stock outstanding.

Name/Address	Number of shares		Title of class	Percent of Class
Eric S. Langan	1,212,660	(1)	Common stock	12.9%
President/CEO/Director
10959 Cutten Road
Houston, Texas 77066
Robert L. Watters/Director	55,000	(2)	Common stock	<1%
315 Bourbon Street
New Orleans, Louisiana 70130
Steven L. Jenkins/Director	10,000	(3)	Common stock	<1%
16865 Diana Lane #100
Houston, Texas 77058
Travis Reese	78,830	(4)	Common stock	<1%
Vice President/Director
10959 Cutten Road
Houston, Texas 77066
Alan Bergstrom/Director	11,150	(5)	Common stock	<1%
4505 Spicewood Springs Rd-Ste 104, Austin, Texas 78759
Luke Lirot/Director	10,000	(6)	Common stock	<1%
2240 Belleair Road, Suite 190
Clearwater, GL 33764
Phillip K. Marshall	13,800	(7)	Common stock	<1%
Chief Financial Officer
10959 Cutten Road
Houston, Texas 77066
All of our Directors and Officers as a	1,391,440	(8)	Common stock	14.58%
Group of seven (7) persons

E. S. Langan. L.P.	578,632	(9)	Common stock	6.3%
10959 Cutten Road
Houston, Texas 77066
Diane McElroy	527,459		Common stock	5.7%
P.O. Box 27244
Austin, Texas 78755

(1)
Mr. Langan has sole voting and investment power for 414,028 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he controls indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 220,000 shares of common stock that are presently exercisable.

(2)	Includes 15,000 shares of common stock and options to purchase up to 40,000 shares of common stock that are presently exercisable.

(3)	Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(4)	Includes 13,830 shares of common stock held and options to purchase up to 65,000 shares of common stock that are presently exercisable.

(5)	Includes 1,150 shares of common stock and options to purchase up to 10,000 shares of common stock that are presently exercisable.

(6)	Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(7)	Includes 3,800 shares of common stock held and options to purchase up to 10,000 shares of common stock that are currently exercisable.

(8)	Includes options to purchase up to 365,000 shares of common stock that are presently exercisable.

(9)	Eric Langan is the general partner of this entity and has shared voting and investment power for these shares.

We are not aware of any arrangements that could result in a change of control.

_______________________________________________________________________
(2) TO RATIFY THE SELECTION OF WHITLEY PENN LLP
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 2009
 ________________________________________________________________________
The Board of Directors has selected Whitley Penn LLP as the Company's independent registered public accounting firm for the current fiscal year.  Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.  The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, Whitley Penn LLP for the fiscal year ending September 30, 2009.  Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

In the event the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select another independent registered public accounting firm for the fiscal year ending September 30, 2009.  A representative of Whitley Penn LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.  The Board of Directors unanimously recommends a vote FOR the ratification of Whitley Penn LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2009.

The following table sets forth the aggregate fees paid or accrued for professional services rendered by Whitley Penn LLP for the audit of our annual financial statements for fiscal year 2008 and fiscal year 2007 and the aggregate fees paid or accrued for audit-related services and all other services rendered by Whitley Penn LLP for fiscal year 2008 and fiscal year 2007.

	2007	2008
Audit fees	$170,208	$268,468
Audit-related fees	13,070	13,368
Tax fees	30,170	62,540
All other fees	-	1,035

Total	$213,448	$345,411

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax fees” includes consultation related to corporate development activities.

All above audit services, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

AUDITOR INDEPENDENCE

Our Audit Committee considered that the work done for us in fiscal 2008 by Whitley Penn LLP was compatible with maintaining Whitley Penn LLP's independence.

AUDITOR'S TIME ON TASK

All of the work expended by Whitley Penn LLP on our fiscal 2008 audit was attributed to work performed by Whitley Penn LLP's full-time, permanent employees.

___________________________________________________________________

(3)
OTHER MATTERS
___________________________________________________________________

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Stockholders is March 1, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ ERIC S. LANGAN
CHAIRMAN OF THE BOARD AND PRESIDENT
JULY 6, 2009
HOUSTON, TEXAS

PROXY
RICK'S CABARET INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2009

The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on June 22, 2009, at the Annual Meeting of Stockholders to be held on AUGUST 18, 2009, at 10:00 AM (CST) at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas  77060, and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, AND FOR THE APPROVAL IN NUMBER 3.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed	☐	WITHHOLD authority to
below except as marked	vote for all nominees
to the contrary.	below.

Eric S. Langan	Alan Bergstrom
Robert L. Watters	Travis Reese
Steven L. Jenkins	Luke Lirot

2.	PROPOSAL TO RATIFY THE SELECTION OF WHITLEY PENN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

NUMBER OF
SHARES OWNED	________________________________________________
PRINTED NAME:_________________________________
_________________	DATED: ________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Letter to Shareholders of Rick’s Cabaret International, Inc.

From:	Eric Langan
Chief Executive Officer

Subject:	Fiscal 2008 Results

Dear Fellow Shareholder:

Our fiscal year ending September 30, 2008 saw tremendous growth at Rick’s Cabaret by virtually all measurements – revenue, income, cash flow, acquisitions, strength of our management team and wider brand name awareness. We were honored when Forbes Magazine chose us as one of the 200 Best Small Companies in America.

In this letter I will outline the ways in which we are benefiting from the strong momentum we established in 2008 and other steps we are taking to keep the company strong and growing. We are demonstrating what I have said for some time – Rick’s Cabaret is a “recession resistant” business, but not “recession proof.” We are currently facing the same tests that all businesses in the United States must meet from a faltering economy, high unemployment and related challenges.

Here are a few of the highlights of the 2008 fiscal year:

•
Revenues were just under $60 million ($59,929,478), an 87.2% increase over the previous year, when our revenues were just over $32 million. We accomplished this growth both through improvement in the performance of our existing locations and the acquisition of new properties. Even as the economy nationwide slowed our revenues from nightclub operations for same-location same-period increased by 14.6%.

•
One benefit of increased revenue, coupled with carefully controlled costs and stronger purchasing power, is that we improved our operating margins (income from operations divided by total revenues) to 22.9% in fiscal 2008, compared to 12.8% for the prior year.

•	Our net income increased 151% in 2008 to $7.66 million. This enabled us to earn 91 cents per fully diluted share of our common stock, compared with 50 cents in the prior year.

•
Net cash provided by operating activities amounted to $14.8 million, compared with just under $4.4 million in the prior year, and we ended the year with cash and cash equivalents of $5.6 million, compared with just under $3 million in the prior year.

Both of our two powerhouse clubs in 2008 -- Tootsie’s Cabaret in Miami Gardens, FL, and Rick’s Cabaret in New York City -- continued to contribute strong revenue and profit. As fiscal 2008 ended we took steps to improve the performance of several clubs that have not met our expectations, with encouraging results.  For example, we converted the Rick’s Cabaret in Philadelphia to our Club Onyx format, leading to in an immediate increase in revenue and improvement in profit. We converted the Rick’s Cabaret in Dallas to our XTC Cabaret format, with a similar positive result in revenue and income.

Near the end of fiscal 2008 we acquired the former Scores Cabaret in Las Vegas and re-opened it as a Rick’s Cabaret Las Vegas.  This acquisition coincided with a record-breaking drop in tourist traffic in Las Vegas and general economic downturn nationwide. In order to overcome the impact of the poor economic environment, we fine-tuned our marketing approach and by the second quarter of the current year we were seeing increases in numbers of customers, revenues and income.

Coming out of 2008, our chief focus was to make certain that all of our clubs are performing to their maximum potential. We are doing so through changes in format, pricing, marketing and personnel. We are once again actively evaluating potential acquisition targets, and we anticipate continuing to lead in the consolidation of the adult club industry.

Our success depends on the dedicated contributions of our employees and talented entertainers. We all come to work each day with one goal – making sure that our customers receive the finest gentlemen’s club experience anywhere in the country when they visit a Rick’s Cabaret, XTC Cabaret, Club Onyx or Tootsie’s Cabaret.  As we consistently achieve this goal, we all succeed.

Please do not hesitate to contact me with any questions by emailing me at ir@ricks.com. I will get back to you promptly.

Thank you.

/s/ Eric Langan
Eric Langan
President/CEO